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                                                                        Ex. 10.4

                       FIRST AMENDMENT TO CONTRACT OF SALE

         This First Amendment to Contract of Sale is made and entered into as of the 3rd day of April, 2003, by and between FO SKI RESORTS, LLC ("FOSR"), a Massachusetts limited liability company, and BRODIE MOUNTAIN SKI RESORTS, INC. ("BMR"), a Massachusetts business corporation (FOSR and BMR are herein referred to collectively as "Seller"), and SILVERLEAF RESORTS, INC., a Texas corporation ("Purchaser").

                               W I T N E S S E T H

         WHEREAS, on December 24, 2002, Seller and Purchaser entered into that certain Contract of Sale (the "Contract") pursuant to which Seller agreed to sell and Purchaser agreed to purchase that certain tract of land containing approximately 500 acres, more or less, located on Route 7 in New Ashford, Berkshire County, Massachusetts, being more particularly described in the Contract (the "Property"); and

         WHEREAS, Seller and Purchaser desire to modify the terms and conditions of the Contract in certain respects;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt, accuracy and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

         1. Notwithstanding anything to the contrary contained in the Contract, Seller and Purchaser hereby agree that the date of expiration of the Inspection Period (as defined and described in Article VI of the Contract) shall be extended by ninety (90) days, and, accordingly, the Inspection Period will now expire on July 22, 2003.

         2. As consideration for the extension set forth herein, Purchaser agrees that in the event of a termination of the Contract pursuant to Articles V and VI therein, Purchase shall (a) assign and convey over to Seller all of Purchaser's right, title and interest in and to any and all developmental permits, licenses, approvals, Hydrogeology Study (as defined in Article VI of the Contract) and ALTA surveys obtained or produced by Purchaser in conjunction with the development of the project contemplated under the Contract, including, but not limited to, any and all applications for same, and (b) provided Seller with complete copies of all development products produced or obtained by Purchaser in conjunction with the development of the project contemplated under the Contract, including, but not limited to, title abstracts and reports, title commitments, development plans, site plans, engineering studies and plans, utility plans, soil tests, and environmental tests.

         3. Seller and Purchaser further agree that at closing Seller will assign to Purchaser all permits, easement rights, or any other such rights, to the extent that Seller may hold same, which entitle Seller to maintain the two billboard signs located on Route 7 which Seller currently is maintaining and, in addition, will transfer the boards themselves to Seller.

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         4.       Seller and Purchaser further agree that the last sentence of
Article X, Paragraph (a) of the Contract is hereby deleted in its entirety and replaced with the following:

                  "The deed shall contain a restriction prohibiting the Purchaser, its successors or assigns, from owning and/or permitting the operation on the Subject Property of a public commercial downhill skiing and/or snowboarding facility; provided that such restriction shall permit the Purchaser, its successors or assigns, to own and/or operate (i) a private downhill skiing and/or snowboarding facility of the Subject Property for the sole use of Purchaser's timeshare members, or
                  (ii) a public commercial recreational facility offering cross-country skiing, snowmobiling, snowshoeing, tubing, and

         Except as specifically set forth above, all terms and conditions of the Contract shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Contract.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date and year first above written.

                                SELLER:

                                FO SKI RESORTS, LLC, a Massachusetts limited liability company

                                By:      /S/ BRIAN H. FAIRBANK
                                         ---------------------------------------
                                         Brian H. Fairbank, Manager

                                BRODIE MOUNTAIN SKI RESORTS, INC., a
                                Massachusetts business corporation

                                By:      /S/ BRIAN H. FAIRBANK
                                         ---------------------------------------
                                         Brian H. Fairbank, Manager

                                PURCHASER:

                                SILVERLEAF RESORTS, INC., a Texas corporation

                                By:      /S/ ROBERT E. MEAD
                                         ---------------------------------------
                                Name:    Robert E. Mead
                                Its:     Chief Executive Officer

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